UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2021

OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois 60606
(Address of principal executive offices and zip code)

(847) 734-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
5.95% Notes due 2026	OFSSI	The Nasdaq Global Select Market
6.25% Notes due 2023	OFSSG	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.
On October 21, 2021, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), in connection with the issuance, offer and sale of $50,000,000 aggregate principal amount of the Company’s 4.95% notes due 2028 (the “Notes”). In addition, pursuant to the Underwriting Agreement, the Company granted an option to the Underwriters to purchase up to an additional $5,000,000 aggregate principal amount of the Notes.

The offering of the Notes was made pursuant to the Registration Statement on Form N-2 (File No. 333-255573), the preliminary prospectus filed with the Securities and Exchange Commission on October 21, 2021, the pricing term sheet filed with the Securities and Exchange Commission on October 22, 2021 and the final prospectus supplement dated October 21, 2021. The transaction closed on October 28, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

 Item 9.01 – Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated October 21, 2021 by and among OFS Capital Corporation, OFS Capital Management, LLC, OFS Capital Services, LLC, and Ladenburg Thalmann & Co. Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

*****

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS Capital Corporation
Date: October 27, 2021	By:	/s/ Bilal Rashid
Chief Executive Officer